SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):   July 10, 2002
                                                           -----------------

                          STRONGHOLD TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               333-54822                                   22-376235
         ------------------------------        ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


         777 Terrace Avenue, Hasbrouck Heights, NJ           07924
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         (Address of Principal Executive Offices)           (Zip Code)


                                 (201) 727-1464
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              (Registrant's Telephone Number, Including Area Code)


                              TDT Development, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 10, 2002, the Registrant determined to change its independent public accountants from Rogoff & Company, P.C. ("Rogoff") to Rothstein, Kass & Company, P.C. ("Rothstein"). Rothstein has served as the independent public accountants of the Registrant's wholly owned subsidiary, Stronghold Technologies, Inc. (a New Jersey corporation) (the "Subsidiary"), since its inception. The Board of Directors determined that because the Registrant's business focus is transitioning toward the business of the Subsidiary (the development and sale of hand-held wireless technology to be used by automobile dealerships), Rothstein would provide a better fit as the Registrant's independent public accountants. The dismissal of Rogoff and the engagement of Rothstein was approved by unanimous consent of the Registrant's Board of Directors.

     Rogoff acted as the Registrant's independent public accountants for the period from the Registrant's inception (September 2000) through July 10, 2002. During such period, there were no disagreements with Rogoff on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Rogoff, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. Rogoff's reports on the Registrant's financial statements since the Registrant's inception did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Since the Registrant's inception, there were no reportable events as described in Regulation S-B Item 304(a)(1)(iv)(B).

     The Registrant requested Rogoff to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated July 15, 2002 is filed as Exhibit 16 to this Form 8-K.

     The Registrant engaged Rothstein as its independent public accountants effective as of July 10, 2002 for the fiscal year ending December 31, 2002. The Registrant's Board of Directors approved the engagement. Since the Registrant's inception, neither the Registrant nor anyone on its behalf consulted with
Rothstein regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Rothstein that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is discussed in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or an event that is identified in response to paragraph (a)(1)(iv)(B) of Regulation S-B.

Item 5.    Other Events.
           ------------

     On July 10, 2002 the Board of Directors of the Registrant and stockholders representing a majority of the outstanding capital stock of the Registrant approved the filing of an amendment to the Registrant's Articles of Incorporation, as amended, to change the name of the Registrant

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

from "TDT Development, Inc." to "Stronghold Technologies, Inc." The charter amendment was filed with the Secretary of State of the State of Nevada and became effective on July 11, 2002. In connection with the name change, the Registrant's trading symbol on the NASDAQ Over-the-Counter Bulletin Board was changed from "TDTD" to "SGHT." Trading under the new symbol commenced on July 15, 2002.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

      (a)    Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not applicable.

      (b)    Pro Forma Financial Information.
             -------------------------------

             Not applicable.

      (c)    Exhibits.
             --------

               16 Letter from Rogoff & Company,P.C., dated July 15, 2002 to the Securities and Exchange Commission regarding change in certifying accountant.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2002                         REGISTRANT

                                            STRONGHOLD TECHNOLOGIES, INC.

                                            By:  /s/ Christopher J. Carey
                                            ------------------------------------
                                                Christopher J. Carey
                                                President

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

16 Letter from Rogoff & Company,P.C., dated July 15, 2002, to the Securities and Exchange Commission regarding change in certifying accountant.



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